Filed pursuant to Rule 497(e)
File Nos. 002-98772 and 811-04347
GMO TRUST
Supplement dated October 3, 2011 to
GMO Trust Prospectus dated June 30, 2011
Investment in Other GMO Funds
The section “GMO Alternative Asset Opportunity Fund” on pages 209-210 of the Prospectus is amended and restated as follows:
GMO Alternative Asset Opportunity Fund. GMO Alternative Asset Opportunity Fund (“AAOF”), a series of the Trust, is not offered in this Prospectus and its shares are principally available only to other GMO Funds and certain other accredited investors. AAOF is managed by GMO.
     AAOF pays an investment management fee to the Manager at the annual rate of 0.70% of AAOF’s average daily net assets. AAOF offers a single class of shares. AAOF pays shareholder service fees to the Manager at the annual rate of 0.15% of AAOF’s average daily net assets. Subject to Excluded Fund Fees and Expenses, the Manager has contractually agreed to reimburse AAOF to the extent AAOF’s total annual operating expenses exceed 0.70% of AAOF’s average daily net assets. In addition, the Manager has contractually agreed to reimburse AAOF for the amount of fees and expenses incurred indirectly by AAOF through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to AAOF of such fees and expenses equal to 0.70% of AAOF’s average daily net assets. These contractual expense limitations will continue through at least June 30, 2012, and may not be terminated prior to this date without the consent of AAOF’s Board of Trustees. In addition to these contractual expense limitations, the Manager has voluntarily agreed to waive AAOF’s management fee to 0.60% of AAOF’s average daily net assets and to reimburse AAOF to the extent AAOF’s total annual operating expenses exceed 0.60% of AAOF’s average daily net assets (excluding Excluded Fund Fees and Expenses). The Manager may change or terminate these voluntary waivers and reimbursements at any time, at which point AAOF will incur management fees equal to 0.70% of AAOF’s average daily net assets. During any period for which these voluntary waivers and reimbursements are in effect, AAOF will incur management fees at an annual rate lower than 0.70% of AAOF’s average daily net assets, and, as a result, net annual operating expenses for AAOF will be lower. For these purposes, “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, compensation and expenses of the Trust officers and agents who are not affiliated with GMO, brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).
     AAOF’s investment objective is long-term total return.
     AAOF plans to pursue its investment objective by investing in a range of global equity, bond, currency, and commodity markets using exchange traded futures and forward foreign exchange contracts as well as making other investments. AAOF seeks to take advantage of the Manager’s proprietary quantitative investment models for global tactical asset allocation and equity, bond, currency and commodity market selection.

     In addition, AAOF normally invests assets not held as margin for futures or forward transactions or paid as option premiums in U.S. and non-U.S. fixed income securities. AAOF may hold cash directly (i.e., Treasury-Bills), invest in money market funds or hold shares of other series of the Trust, including Short-Duration Collateral Fund (“SDCF”) and U.S. Treasury Fund. Please see page 100 for a more detailed description of SDCF’s investment objectives and strategies and page 109 for a more detailed description of U.S. Treasury Fund’s investment objectives and strategies.
     The Manager’s models for this active quantitative process are based on the following strategies:
Value-Based Strategies. Value factors compare the price of an asset class or market to an economic fundamental value. Generally, value strategies include yield analysis and mean reversion analysis.
Sentiment-Based Strategies. Generally, sentiment-based strategies assess factors such as risk aversion, analyst behavior and momentum.
     The Manager may eliminate strategies or add new strategies in response to additional research, changing market conditions, or other factors.
     To gain exposure to commodities and certain other assets, AAOF invests in a wholly-owned subsidiary company. GMO serves as the investment manager to this company but does not receive any additional management or other fees for such services. The company invests primarily in commodity-related derivatives and fixed income securities, but may also invest in any other investments in which AAOF may invest directly. References to AAOF in this summary of AAOF’s investment strategy may refer to actions undertaken by AAOF or the subsidiary company. AAOF does not invest directly in commodities and commodity-related derivatives.
     If deemed prudent by the Manager, AAOF will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with AAOF’s normal investment strategies. AAOF may not achieve its investment objective while it is taking temporary defensive measures. AAOF has previously taken temporary defensive positions and has availed itself of the right to honor redemption requests in-kind. AAOF does not seek to maintain a specified interest rate duration for its portfolio.
     AAOF’s benchmark is the Citigroup 3 Month Treasury Bill Index, which is a short-term Treasury bill index independently maintained and published by Citigroup.
     To the extent a GMO Fund invests in AAOF, it is subject to all of the risks to which AAOF is exposed. The principal risks of an investment in AAOF include Derivatives Risk, Currency Risk, Market Risk — Equity Securities, Market Risk — Fixed Income Securities, Commodities Risk, Foreign Investment Risk, Counterparty Risk, Short Sales Risk, Management and Operational Risk, Credit Risk, Liquidity Risk, Leveraging Risk, Market Risk — Asset-Backed Securities, Fund of Funds Risk, Large Shareholder Risk, and Market Disruption and Geopolitical Risk. AAOF is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by AAOF may affect AAOF’s performance more than if AAOF were diversified. Shareholders of each GMO Fund investing in AAOF are indirectly exposed to these risks, in addition to all risks associated with their investment in such GMO Fund.

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